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Merrill Lynch Investment Managers



Annual Report
October 31, 2002



MuniYield
Michigan Insured
Fund II, Inc.



www.mlim.ml.com



MuniYield Michigan Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN INSURED FUND II, INC.


The Benefits
And Risks of
Leveraging


MuniYield Michigan Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


DEAR SHAREHOLDER


On June 3, 2002, the Fund acquired all of the net assets of MuniHoldings Michigan Insured Fund II, Inc. pursuant to a plan of reorganization. At that time, the Fund also changed its name from MuniYield Michigan Fund, Inc. to MuniYield Michigan Insured Fund II, Inc.

For the year ended October 31, 2002, the Common Stock of MuniYield Michigan Insured Fund II, Inc. earned $.890 per share income dividends, which included earned and unpaid dividends of $.075. This represents a net annualized yield of 5.95%, based on a year-end per share net asset value of $14.91. During the same period, the total investment return on the Fund's Common Stock was +6.36%, based on a change in per share net asset value from $14.97 to $14.91, and assuming reinvestment of $.887 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.66%, based on a change in per share net asset value from $14.58 to $14.91, and assuming reinvestment of $.449 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.26% for Series A and 1.08% for Series B.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Michigan, the state maintains the highest possible credit ratings (Aaa/AAA) from Moody's and Standard & Poor's, respectively, and is rated AA+ by Fitch. Nationally, Michigan ranks 33rd in debt per capita and 35th in debt as a percentage of personal income. These ratios are quite low for a populous state and indicate flexibility in responding to economic downturns relative to other states. Nevertheless, tax revenue collections are exhibiting a downward trend, in line with the national economy. Accordingly, the state has resorted to drawing down on its Budget Stabilization Fund as well as revenue enhancements, such as the sale of state property, and expenditure reductions, including delaying capital projects, in order to balance its current budget. Additional uncertainty surrounding the credit outlook for Michigan came from the gubernatorial election that took place on November 5, 2002 in which Jennifer Granholm was elected governor for the first time. Voters approved only one of three important referendums--the $1 billion in general obligation bonding authority for water and sewer projects --while the referendums for the right to collective bargaining for state employees and diversion of revenues from the Tobacco Master Settlement Agreement to health care providers were defeated. Despite these results, we expect that Michigan will remain among the highest-rated states for credit because of its economic diversity, low debt levels and strong reserves. Any ratings downgrade is likely to have only a limited impact on the Fund's holdings as the Fund's insured structure greatly insulates it from any downward price reaction to a downgrade. It also should be noted that if a downgrade occurs, it is likely to be to Aa+/AA+. Such a minor ratings adjustment, especially given the current strong financial environment, is unlikely to result in a significant price adjustment to state-supported issues.



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


Portfolio Strategy
During the six months ended October 31, 2002, we maintained the Fund's neutral market position adopted earlier this year. While tax-exempt bond yields declined more than anticipated, the Fund's leveraged structure and fully invested position allowed it to completely participate in the significant market appreciation seen in recent months. The combination of the U.S. equity markets decline, corporate disclosure issues and the prospect of further military action have driven bond prices higher than economic fundamentals alone would have supported in the past. As current tax-exempt rates are at historically low levels, we will carefully continue to monitor business conditions. Should signs of a renewed, sustainable economic recovery appear, we will adopt a more defensive portfolio strategy in an effort to preserve recent gains in the Fund's net asset value. As we focused on further enchancing the Fund's current high level of coupon income, we purchased lower-rated investment-grade issues whenever they were attractively priced. Recently, many corporate-backed municipal bond issues have come under considerable pressure, creating a historically attractive investment opportunity. The addition of these higher-yielding issues should help the Fund continue to provide its current dividend going forward. However, we were able to maintain the Fund's historically high credit quality profile. At October 31, 2002, 83.9% of the Fund's holdings were insured and rated AAA by at least one of the major rating agencies.

Throughout the period, the Fund's borrowing costs remained in the 1% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



November 21, 2002



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

              S&P        Moody's     Face
STATE      Ratings+++   Ratings+++  Amount  Issue                                                                   Value
Michigan--     AAA        Aaa      $1,000   Anchor Bay, Michigan, School District, GO, Refunding (School
140.6%                                      Building and Site), Series III, 5.50% due 5/01/2015 (c)                $  1,110

                                            Anchor Bay, Michigan, School District, GO (School Building
                                            and Site)(d)(f):
               AAA        Aaa       2,000     Series I, 6% due 5/01/2009                                              2,325
               AAA        Aaa       2,250     Series I, 6% due 5/01/2009                                              2,616
               AAA        Aaa       1,375     Series II, 5.70% due 5/01/2010                                          1,578
               AAA        Aaa       3,165     Series II, 5.75% due 5/01/2010                                          3,643

               AAA        Aaa       1,160   Berkley, Michigan, City School District, GO, 5.625% due 5/01/2015 (c)     1,288

               AAA        Aaa       2,150   Bullock Creek, Michigan, School District, GO, 5.50% due 5/01/2026         2,238

                                            Carman-Ainsworth, Michigan, Community School, GO (d):
               AAA        Aaa       2,175     5.50% due 5/01/2018                                                     2,359
               AAA        Aaa         500     5.50% due 5/01/2020                                                       534

               AAA        Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2024 (c)                                                             1,077

               AAA        Aaa       3,850   Charlotte, Michigan, Public School District, GO, 5.375% due
                                            5/01/2029 (d)                                                             3,951

               AAA        Aaa       1,500   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (d)      1,617

               AAA        Aaa       2,500   Dearborn, Michigan, School District, GO, 5% due 5/01/2015 (e)             2,659

               BBB        Baa2      1,420   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead
                                            Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                        1,409

                                            Detroit, Michigan, City School District, GO, Series A:
               AAA        Aaa       2,250     5.50% due 5/01/2013 (e)                                                 2,539
               AAA        Aaa       1,480     (School Building and Site Improvement), 5.375% due 5/01/2024 (d)        1,540

                                            Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A:
               AAA        Aaa       1,000     5.75% due 1/01/2010 (d)(f)                                              1,154
               AAA        Aaa       1,000     5% due 7/01/2027 (c)                                                      998

                                            Detroit, Michigan, Water Supply System Revenue Bonds:
               AAA        NR*       1,000     DRIVERS, Series 200, 9.31% due 7/01/2028 (d)(g)                         1,162
               AAA        Aaa       3,280     Second Lien, Series A, 5.40% due 7/01/2010 (c)                          3,682
               AAA        Aaa       7,600     Senior Lien, Series A, 5.75% due 1/01/2010 (d)(f)                       8,761

               BBB        Baa2      2,500   Dickinson County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (International
                                            Paper Company Project), Series A, 5.75% due 6/01/2016                     2,527




Portfolio
Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

              S&P        Moody's     Face
STATE      Ratings+++   Ratings+++  Amount  Issue                                                                   Value
Michigan       BBB        Baa2     $1,500   Dickinson County, Michigan, Economic Development Corporation,
(continued)                                 PCR, Refunding (Champion International Corporation Project),
                                            5.85% due 10/01/2018                                                   $  1,512

                                            East Grand Rapids, Michigan, Public School District, GO (e)(f):
               AAA        Aaa       1,610     5.75% due 5/01/2009                                                     1,848
               AAA        Aaa       6,300     6% due 5/01/2009                                                        7,324

               A1+        NR*       1,100   Eastern Michigan University Revenue Refunding Bonds, VRDN, 2%
                                            due 6/01/2027 (a)(d)                                                      1,100

                                            Grand Blanc, Michigan, Community Schools, GO (d):
               AAA        Aaa       1,000     5.625% due 5/01/2017                                                    1,099
               AAA        Aaa       1,000     5.625% due 5/01/2018                                                    1,093
               AAA        Aaa       1,100     5.625% due 5/01/2019                                                    1,195

               AAA        Aaa       1,600   Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                            5.375% due 5/01/2024 (c)                                                  1,633

                                            Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                            Series A (b):
               AAA        Aaa       1,340     5.50% due 10/01/2018                                                    1,457
               AAA        Aaa         320     5.50% due 10/01/2019                                                      345

               AAA        Aaa       1,500   Grand Rapids, Michigan, Sanitation Sewer System, Revenue
                                            Refunding and Improvement Bonds, Series A, 5.50% due 1/01/2022 (d)        1,635

                                            Hartland, Michigan, Consolidated School District, GO (d)(f):
               AAA        Aaa       2,925     6% due 5/01/2010                                                        3,416
               AAA        Aaa       1,075     6% due 5/01/2010                                                        1,256
               AAA        Aaa       3,425     6% due 5/01/2010 (j)                                                    4,000

               AAA        Aaa       1,275   Haslett, Michigan, Public School District, Building and Site,
                                            GO, 5.625% due 5/01/2018                                                  1,393

               AAA        Aaa       2,000   Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2009 (c)(f)         2,310

               AAA        Aaa       3,975   Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (d)           4,115

               AAA        Aaa       3,750   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                            Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                            5.875% due 5/15/2026 (c)                                                  3,995

               NR*        Aaa       7,550   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                            5.50% due 5/15/2028 (c)                                                   7,786

               AAA        Aaa       4,600   Kent, Michigan, Hospital Finance Authority, Health Care Revenue
                                            Bonds (Butterworth Health Systems), Series A, 5.625% due
                                            1/15/2006 (c)(f)                                                          5,148

               AAA        NR*       3,000   Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                            (Spectrum Health), Series A, 5.50% due 1/15/2031 (c)                      3,114

               BBB        NR*       1,000   Michigan Higher Education Facilities Authority, Limited Obligation
                                            Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032     1,016

                                            Michigan Higher Education Facilities Authority, Revenue Refunding
                                            Bonds (College for Creative Studies):
               NR*        Baa2        550     5.85% due 12/01/2022                                                      545
               NR*        Baa2      1,000     5.90% due 12/01/2027                                                      985

               AAA        NR*       3,000   Michigan Higher Education Student Loan Authority, Student Loan
                                            Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (b)                3,076

               AAA        Aa1       2,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                            (Local Government--Qualified School), Series A, 6.50% due 5/01/2016       2,559

                                            Michigan State Building Authority Revenue Bonds:
               AAA        Aaa       1,185     (Facilities Program), Series II, 4.67%** due 10/15/2009 (b)               913
               AAA        Aaa       1,675     (Facilities Program), Series II, 4.77%** due 10/15/2010 (b)             1,220
               AA+        Aaa       2,675     GO, RIB, Series 481, 8.84% due 4/15/2009 (c)(g)                         3,404

               NR*        Aa1       3,500   Michigan State Building Authority, Revenue Refunding Bonds,
                                            RIB, Series 517X, 8.84% due 10/15/2010 (g)                                4,449

                                            Michigan State COP:
               AAA        Aaa       3,870     5.50% due 6/01/2027 (b)                                                 4,015
               AAA        NR*       5,380     RIB, Series 530, 9.30% due 9/01/2011 (c)(g)                             6,960

               AAA        Aaa       2,170   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                            5.30% due 10/01/2037 (c)                                                  2,171

                                            Michigan State, HDA Revenue Refunding Bonds:
               AAA        Aaa       1,000     AMT, Series B, 5.50% due 6/01/2030 (c)                                  1,022
               AA+        NR*       1,400     Series C, 6.50% due 6/01/2016 (h)                                       1,472

               AAA        NR*       1,570   Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                            5.20% due 12/01/2018 (b)                                                  1,592

                                            Michigan State Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds:
               A+         A2        1,300     (Crittenton Hospital), Series A, 5.625% due 3/01/2027                   1,300
               A          A1        1,250     (Sparrow Obligation Group), 5.625% due 11/15/2031                       1,253

               AAA        Aaa       2,000   Michigan State Hospital Finance Authority Revenue Bonds
                                            (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)(i)            2,070

                                            Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA        Aaa       3,760     (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (c)           4,254
               AAA        Aaa       7,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)          7,686
               AA         Aa2       2,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2026              2,635
               AAA        Aaa       1,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2026 (c)          1,097
               BBB-       Baa3      1,200     (Detroit Medical Center Obligaion Group), Series A, 6.25% due
                                              8/15/2013                                                               1,209
               AAA        Aaa       3,215     (Mercy Health Services), Series X, 6% due 8/15/2014 (c)                 3,577
               AAA        Aaa       1,000     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (c)                   1,109
               AAA        Aaa       2,000     (Mercy Mount Clemens), Series A, 5.75% due 5/15/2029 (c)                2,109
               AAA        Aaa       1,250     (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (e)     1,277
               AAA        Aaa       5,500     (Trinity Health), Series A, 6% due 12/01/2027 (b)                       6,027

                                            Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
               BBB        Ba1       1,000     (WMX Technologies Inc. Project), 6% due 12/01/2013                      1,007
               BBB        Ba1       2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                  2,552

                                            Michigan State Strategic Fund, Limited Obligation, Revenue
                                            Refunding Bonds:
               AAA        Aaa       8,000     (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (c)        8,293
               AAA        Aaa       2,000     (Detroit Edison Company Fund--Pollution), Series AA, 6.95%
                                              due 5/01/2011 (d)                                                       2,475
               BBB        Baa1      2,200     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                 2,301
               NR*        Aaa       5,000     RIB, Series 382, 10.59% due 9/01/2025 (c)(g)                            6,204

                                            Michigan State Strategic Fund, PCR, Refunding:
               NR*        VMIG1++   3,300     (Consumers Power Project), VRDN, 2% due 4/15/2018 (a)(b)                3,300
               BBB        A3        2,500     (General Motors Corp.), 6.20% due 9/01/2020                             2,556

               AAA        Aaa       1,500   Milan, Michigan, Area Schools, GO, Series A, 5.75% due
                                            5/01/2010 (d)(f)                                                          1,726

               AAA        Aaa       6,500   Monroe County, Michigan, Economic Development Corp., Limited
                                            Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                            Series AA, 6.95% due 9/01/2022 (d)                                        8,259

               AAA        Aaa       1,410   Morenci, Michigan, Area Schools, GO, 5.25% due 5/01/2021 (c)              1,463

               AAA        Aaa       2,500   Oxford, Michigan, Area Community School District, GO, 5.40%
                                            due 5/01/2025 (d)                                                         2,564



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

              S&P        Moody's     Face
STATE      Ratings+++   Ratings+++  Amount  Issue                                                                   Value
Michigan       AAA        Aaa      $1,000   Plainwell, Michigan, Community Schools, School District, GO
(concluded)                                 (School Building and Site), 5.50% due 5/01/2018 (e)                    $  1,088

               A          NR*       1,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                            Refunding Bonds (Tax Increment--Development Area Number 3),
                                            5.375% due 6/01/2017                                                      1,021

               AAA        Aaa       1,900   Rochester, Michigan, Community School District, GO, Series II,
                                            5.50% due 5/01/2018 (c)                                                   2,054

               AAA        Aaa       2,900   Romulus, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (d)(f)      3,329

               NR*        Aaa       6,500   Saint Clair County, Michigan, Economic Revenue Refunding
                                            Bonds (Detroit Edison Company), RIB, Series 282, 10.87% due
                                            8/01/2024 (b)(g)                                                          8,665

               AAA        Aaa       2,650   South Lyon, Michigan, Community Schools, GO, Series A, 5.75%
                                            due 5/01/2023 (c)                                                         2,840

               AAA        Aaa       1,975   Southgate, Michigan, Community School District, GO, Refunding,
                                            4% due 5/01/2011 (c)                                                      2,025

               AAA        Aaa       1,000   Warren, Michigan, Consolidated School District, GO, 5.375%
                                            due 5/01/2016 (e)                                                         1,086

               AAA        Aaa       6,500   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (c)      6,800

               AAA        Aaa       2,230   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (b)                     2,474


Puerto         A          A1        2,700   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue Bonds,
Rico--6.4%                                  5.625% due 5/15/2043                                                      2,598

               AAA        Aaa       2,270   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                            Receipts, Class R, Series 16 HH, 9.308% due 7/01/2013 (e)(g)              3,007

               A-         Baa1      2,500   Puerto Rico Public Buildings Authority, Government Facilities
                                            Revenue Refunding Bonds, Series C, 5.75% due 7/01/2022                    2,746

               BBB+       Baa3      2,900   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                            Revenue Bonds, Series E, 5.75% due 8/01/2030                              3,125


               Total Investments (Cost--$242,392)--147.0%                                                           264,101
               Variation Margin on Financial Futures Contracts***--0.0%                                                (84)
               Other Assets Less Liabilities--2.6%                                                                    4,590
               Preferred Stock, at Redemption Value--(49.6%)                                                       (89,000)
                                                                                                                   --------
               Net Assets Applicable to Common Stock--100.0%                                                       $179,607
                                                                                                                   ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(h)FHA Insured.
(i)Escrowed to maturity.
(j)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of October 31, 2002 were as follows:

                                              (in Thousands)
Number of                          Expiration
Contracts        Issue                Date          Value

  185     U.S. Treasury Notes    December 2002     $  21,223
                                                   ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$20,816)                    $  21,223
                                                   =========

++Highest short-term rating by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$242,391,868)                                        $264,100,938
                  Cash                                                                                               33,262
                  Receivables:
                     Interest                                                                $  5,008,870
                     Securities sold                                                            2,428,920         7,437,790
                                                                                             ------------
                  Prepaid expenses                                                                                   16,071
                                                                                                               ------------
                  Total assets                                                                                  271,588,061
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       2,519,215
                     Dividends to Common Stock shareholders                                       158,620
                     Investment adviser                                                           118,580
                     Variation margin                                                              83,828         2,880,243
                                                                                             ------------
                  Accrued expenses and other liabilities                                                            101,013
                                                                                                               ------------
                  Total liabilities                                                                               2,981,256
                                                                                                               ------------

Preferred Stock:  Preferred Stock, par value $.05 per share (2,200 Series A shares and 1,360 Series B shares of AMPS* issued and outstanding at $25,000
                  per share liquidation preference)                                                              89,000,000
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $179,606,805
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (12,046,591 shares
Net Assets        issued and outstanding)                                                                      $  1,204,659
Applicable to     Paid-in capital in excess of par                                                              163,993,013
Common Stock:     Undistributed investment income--net                                       $  1,726,522
                  Accumulated realized capital losses on investments--net                     (8,619,350)
                  Unrealized appreciation on investments--net                                  21,301,961
                                                                                             ------------
                  Total accumulated earnings--net                                                                14,409,133
                                                                                                               ------------
                  Total--Equivalent to $14.91 net asset value per share of Common Stock
                  (market price--$13.45)                                                                       $179,606,805
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 2002
Investment        Interest                                                                                     $ 11,404,766
Income:

Expenses:         Investment advisory fees                                                   $  1,054,867
                  Commission fees                                                                 176,525
                  Accounting services                                                              91,978
                  Professional fees                                                                82,182
                  Transfer agent fees                                                              66,742
                  Printing and shareholder reports                                                 27,204
                  Listing fees                                                                     20,210
                  Directors' fees and expenses                                                     16,999
                  Custodian fees                                                                   13,876
                  Pricing fees                                                                     13,605
                  Other                                                                            27,732
                                                                                             ------------
                  Total expenses                                                                                  1,591,920
                                                                                                               ------------
                  Investment income--net                                                                          9,812,846
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                               (929,471)
Unrealized        Change in unrealized appreciation on investments--net                                           1,530,416
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                            600,945
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (939,553)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $  9,474,238
                                                                                                               ============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      October 31,
                  Increase (Decrease) in Net Assets:                                             2002              2001++
Operations:       Investment income--net                                                     $  9,812,846      $  7,974,332
                  Realized gain (loss) on investments--net                                      (929,471)         1,668,490
                  Change in unrealized appreciation/depreciation on investments--net            1,530,416         7,409,558
                  Dividends to Preferred Stock shareholders                                     (939,553)       (1,754,676)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          9,474,238        15,297,704
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                      (8,229,879)       (6,268,966)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                   (8,229,879)       (6,268,966)
                                                                                             ------------      ------------

Common Stock      Proceeds from issuance of Common Stock resulting from reorganization         59,863,668                --
Transactions:     Value of shares issued to Common Stock shareholders in reinvestment
                  of dividends                                                                         --            72,224
                                                                                             ------------      ------------
                  Net increase in net assets derived from Common Stock transactions            59,863,668            72,224
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                      61,108,027         9,100,962
Applicable To     Beginning of year                                                           118,498,778       109,397,816
Common Stock:                                                                                ------------      ------------
                  End of year*                                                               $179,606,805      $118,498,778
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,726,522      $  1,029,641
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year          $   14.97    $   13.83    $   13.34    $   15.85    $   15.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:+++   Investment income--net                           1.00         1.00         1.04         1.02         1.12
                  Realized and unrealized gain (loss)
                  on investments--net                             (.07)         1.15          .51       (1.96)          .38
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.10)        (.22)        (.29)        (.18)        (.21)
                     Realized gain on investments--net               --           --           --        (.01)        (.05)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.06)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .83         1.93         1.26       (1.19)         1.24
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.89)        (.79)        (.77)        (.88)        (.89)
                     Realized gain on investments--net               --           --           --        (.05)        (.08)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.39)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.89)        (.79)        (.77)       (1.32)        (.97)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   14.91    $   14.97    $   13.83    $   13.34    $   15.85
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   13.45    $   13.85    $   11.75     $  12.25    $   16.00
                                                              =========    =========    =========    =========    =========


Total             Based on market price per share                 3.70%       25.13%        2.47%     (16.42%)       12.56%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share              6.36%       14.91%       10.76%      (8.12%)        8.25%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses**                                1.12%        1.15%        1.15%        1.12%        1.05%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net**                  6.91%        6.96%        7.62%        6.96%        7.20%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                               .66%        1.53%        2.12%        1.20%        1.35%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              6.25%        5.43%        5.50%        5.76%        5.85%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses                                   .75%         .77%         .75%         .76%         .72%
Average Net Assets                                            =========    =========    =========    =========    =========
of Common &       Total investment income--net                    4.65%        4.70%        5.02%        4.73%        4.96%
Preferred Stock:**                                            =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders       1.36%        3.19%        4.09%        2.55%        2.97%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of year (in thousands)                  $ 179,607    $ 118,508    $ 109,398    $ 105,574    $ 123,119
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  year (in thousands)                         $  89,000    $  55,000    $  55,000    $  55,000    $  55,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             41.77%       72.58%       75.11%       63.64%       40.41%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,018    $   3,155    $   2,989    $   2,920    $   3,239
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     343    $     798    $   1,026    $     637    $     742
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     136           --           --           --           --
Outstanding:++                                                =========    =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++The Fund's Preferred Stock was issued on April 10, 1992 (Series A) and May 31, 2002 (Series B).
+++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund II, Inc. (the "Fund") (formerly MuniYield Michigan Fund, Inc.) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).




MuniYield Michigan Insured Fund II, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $38,617 increase in cost of securities (which, in turn, results in a corresponding $38,617 decrease in net unrealized appreciation and a corresponding $38,617 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $71,508, decrease net unrealized depreciation by $99,401 and increase net realized capital losses by $10,724. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $14,849 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $12,338 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM, $8,828 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $89,843,738 and $84,484,779, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                       Realized        Unrealized
                                    Gains (Losses)   Gains (Losses)

Long-term investments              $   2,250,685      $  21,709,070
Financial futures contracts          (3,180,156)          (407,109)
                                   -------------      -------------
Total                              $   (929,471)      $  21,301,961
                                   =============      =============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $21,808,291, of which $21,869,325 related to appreciated securities and $61,034 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $242,292,647.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2002 increased by 4,130,421 as a result of reorganization and for the year ended October 31, 2001 increased by 4,844 as a result of dividend reinvestment.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were 1.60% for Series A and 1.65% for Series B.

Shares issued and outstanding during the year ended October 31, 2002 increased by 1,360 as a result of reorganization and for the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $105,304 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.074500 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:



                                     10/31/2002        10/31/2001

Distributions paid from:
   Tax-exempt income               $   9,169,432      $   8,023,642
                                   -------------      -------------
Total distributions                $   9,169,432      $   8,023,642
                                   =============      =============



As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                  $   1,627,120
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                         1,627,120
Capital loss carryforward                              (6,084,642)*
Unrealized gains--net                                  18,866,655**
                                                      -------------
Total accumulated earnings--net                       $  14,409,133
                                                      =============


*On October 31, 2002, the Fund had a net capital loss carryforward of $6,084,642, of which $5,034,389 expires in 2008 and $1,050,253 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


6. Acquisition of MuniHoldings Michigan Insured Fund II, Inc.:
On June 3, 2002, the Fund acquired all of the net assets of MuniHoldings Michigan Insured Fund II, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,621,776 common shares and 1,360 AMPS shares of MuniHoldings Michigan Insured Fund II, Inc. for 4,130,421 common shares and 1,360 AMPS shares of the Fund. MuniHoldings Michigan Insured Fund II, Inc.'s net assets applicable to Common Stock on that date of $59,863,668, including $7,285,540 of unrealized appreciation and $1,159,792 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets applicable to Common Stock of the Fund immediately after the acquisition amounted to $174,595,520. FAM paid all reorganization costs of $129,870 on behalf of the Fund. In addition, 1,360 AMPS shares of MuniHoldings Michigan Insured Fund II with a redemption value of $34,000,000 were combined with the AMPS shares of the Fund.




MuniYield Michigan Insured Fund II, Inc., October 31, 2002


INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
MuniYield Michigan Insured Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Michigan Insured Fund II, Inc. (formerly MuniYield Michigan Fund, Inc.) as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund II, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Michigan Insured Fund II, Inc. during the taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                    Percent of
S&P Rating/Moody's Rating       Total Investments

AAA/Aaa                                83.9%
AA/Aa                                   3.2
A/A                                     4.3
BBB/Baa                                 6.9
Other++                                 1.7

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield Michigan Insured Fund II, Inc., October 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*           President  1999 to    Chairman, Americas Region since 2001 and      117 Funds      None
P.O. Box 9011             and        present    Executive Vice President since 1983 of      162 Portfolios
Princeton,                Director   and        Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                        1992 to    Merrill Lynch Investment Managers, L.P.
Age: 62                              present    ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

James H. Bodurtha         Director   1995 to    Director and Executive Vice President,         42 Funds      None
P.O. Box 9011                        present    The China Business Group, Inc. since        61 Portfolios
Princeton,                                      1996; Chairman of Berkshire Holding
NJ 08543-9011                                   Corporation since 1980.
Age: 58


Joe Grills                Director   2002 to    Member of Committee on Investment of           42 Funds      Kimco
P.O. Box 9011                        present    Employee Benefit Assets of the Association  61 Portfolios    Realty
Princeton,                                      for Financial Professionals since 1986.
NJ 08543-9011
Age: 67


Herbert I. London         Director   1992 to    John M. Olin Professor of Humanities,          42 Funds      None
P.O. Box 9011                        present    New York University since 1993.             61 Portfolios
Princeton,
NJ 08543-9011
Age: 63


Andre F. Perold           Director   1992 to    George Gund Professor of Finance and           42 Funds      None
P.O. Box 9011                        present    Banking, Harvard Business School since      61 Portfolios
Princeton,                                      2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 50


Roberta Cooper Ramo       Director   1999 to    Shareholder, Modrall, Sperling, Roehl,         42 Funds      Cooper's,
P.O. Box 9011                        present    Harris & Sisk, P.A. since 1993.             61 Portfolios    Inc.;
Princeton,                                                                                                   ECMC, Inc.
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.    Director   2002 to    Principal of STI Management since 1994;        42 Funds      None
P.O. Box 9011                        present    Director of Rye Country Day School since    61 Portfolios
Princeton,                                      2001.
NJ 08543-9011
Age: 66


Melvin R. Seiden          Director   2002 to    Director, Silbanc Properties, Ltd.             42 Funds      None
P.O. Box 9011                        present    (real estate, investment and consulting)    61 Portfolios
Princeton,                                      since 1987.
NJ 08543-9011
Age: 72


Stephen B. Swensrud       Director   2002 to    Chairman, Fernwood Advisors since 1996.        42 Funds      International
P.O. Box 9011                        present                                                61 Portfolios    Mobile
Princeton,                                                                                                   Communi-
NJ 08543-9011                                                                                                cations,
Age: 69                                                                                                      Inc.

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke           Vice       1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011             President  present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,                and        and 1999   since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011             Treasurer  to present and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kenneth A. Jacob          Senior     2002 to    Managing Director of FAM and MLIM since 1997.
P.O. Box 9011             Vice       present
Princeton,                President
NJ 08543-9011
Age: 51


John M. Loffredo          Senior     2002 to    Managing Director of FAM and MLIM since 2000 and First Vice President
P.O. Box 9011             Vice       present    from 1997 to 2000.
Princeton,                President
NJ 08543-9011
Age: 38


Fred K. Stuebe            Vice       1995 to    Vice President of MLIM since 1989.
P.O. Box 9011             President  present
Princeton,
NJ 08543-9011
Age: 49


Alice A. Pellegrino       Secretary  1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                        present    from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
Princeton,                                      with Kirkpatrick & Lockhart LLP from 1992 to 1997.
NJ 08543-9011
Age: 42

*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MYM